UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 22, 2004

                             SOVEREIGN BANCORP, INC.
             (Exact name of registrant as specified in its charter)

Pennsylvania                    1-16581                    23-2453088
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(State or other                 (Commission                (IRS Employer
jurisdiction of)                File Number)               Ident. No.)
incorporation

1500 Market Street, Philadelphia, Pennsylvania             19102
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code

(215) 557-4630

N/A
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(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      (a)   None

      (b) and (c) On November 22, 2004, Sovereign Bancorp, Inc. (the "Company") issued a press release announcing the hiring of Thomas D. Cestare as its new Chief Accounting Officer and Senior Vice President of the Company and Sovereign Bank ("Bank") effective in February of 2005. Mr. Cestare will not have a formal employment agreement with the Company. The press release also noted that the Company's current Chief Accounting Officer, Mark R. McCollom, will resign from such position immediately prior to the effective date of Mr. Cestare's appointment. Once Mr. Cestare joins the Company in February of 2005, Mr. McCollom will continue his responsibilities as the Company's Managing Director of Corporate Planning and Executive Vice President and as the Bank's Chief Financial Officer and Executive Vice President. The press release is attached as Exhibit
            99.1 hereto and incorporated herein by reference.

      (d)   None

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits. The following exhibits are furnished herewith:

            99.1 Press Release, dated November 22, 2004, of Sovereign Bancorp, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SOVEREIGN BANCORP, INC.

Dated: November 23, 2004                     /s/ James D. Hogan
                                             James D. Hogan
                                             Chief Financial Officer
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EXHIBIT INDEX

Exhibit
Number
-------

99.1     Press Release, dated November 22, 2004, of Sovereign Bancorp, Inc.